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                                                                    EXHIBIT 10.5



                       ASSIGNMENT AND ASSUMPTION OF LEASE

     KNOW ALL MEN BY THESE PRESENTS, that SouthTrust Bank, N.A. f/k/a First Federal Savings & Loan Association of DeSoto County (herein "SouthTrust") for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration received from Lehigh Acres First National Bank (herein "LAFNB"), the receipt of which is hereby acknowledged, hereby sells, assigns and transfers to LAFNB that certain lease attached hereto. The effective date of this agreement is July 1, 1999. Notwithstanding the terms of the lease, the landlord, GSB Partnership (herein "GSB"), 302 Lee Boulevard, Suite 102, Lehigh Acres, Florida 33936, hereby consents to the assignment and assumption of the lease as described herein but without releasing SouthTrust from any of the obligations of the lease with the exception that GSB acknowledges that SouthTrust shall not be obligated in any manner whatsoever under the lease for any extension or renewal period thereof after the termination date of the lease which is May 31, 2005.

     LAFNB agrees that it shall pay and perform and shall be liable for all obligations, duties, responsibilities and liabilities under the lease which arise from and after the effective date of this assignment and assumption. Should LAFNB
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fail to perform any obligation, duty, responsibility or liability under the lease, GSB agrees that prior to declaring a default in the lease it will give SouthTrust written notice of the acts of default and thirty (30) days in which to cure the default.

     SouthTrust represents that it is the owner and holder of the tenant's interest under the lease, that it has not assigned, transferred or otherwise conveyed all or any portion of such interest, and that there are no pending claims or litigation against it relating to its use and occupancy of the property.

     GSB represents that it is the owner and holder of the landlord's interest under the lease, that the right to receive rents and other rights of the landlord under the lease have not been assigned, transferred or otherwise conveyed nor has any portion of such interest.

     LAFNB shall hold SouthTrust harmless from and indemnify SouthTrust from any and all claims, losses, damages, costs, or expenses, including reasonable attorney's fees that SouthTrust may incur from and after the effective date of this assignment


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and assumption agreement resulting from the failure of LAFNB to perform any of its obligations under the lease.

                                   SOUTHTRUST BANK, N.A.

                                   By: /s/ Dave Robbins
                                      ---------------------
                                   Date Signed:   6/16/99
                                               ------------


                                   LEHIGH ACRES FIRST
                                   NATIONAL BANK


                                   By: /s/ James D. Hull
                                      ----------------------
                                   Date Signed:   6/16/99
                                               -------------


                                   GSB PARTNERSHIP


                                   By: /s/ Jack E. Morgan
                                      -----------------------
                                   Date Signed:   6/11/99
                                               --------------


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